Fees Summary	Sep. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,377,405.13
Previously Paid Amount	0.00
Total Fee Amount	206.83
Total Offset Amount	0.00
Net Fee	$ 206.83